================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CREATIVE COMPUTERS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                           CREATIVE COMPUTERS, INC.
                             2555 W. 190TH STREET
                          TORRANCE, CALIFORNIA 90504

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 24, 1998

                               ----------------

To the Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders of Creative Computers, Inc., a Delaware corporation (the "Company"), will be held at the Marriott Hotel, 3635 Fashion Way, Torrance, California 90503 on Friday, July 24, 1998 at 10:00 a.m. local time for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect four directors of the Company to serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

  2. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on June 25, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of such shareholders will be available for examination by any shareholder at the Annual Meeting, or at the office of the Secretary of the Company, 2555
W. 190th Street, Torrance, California 90504, for a period of ten days prior to the Annual Meeting.

  A copy of the Company's Annual Report for the fiscal year ended December 31, 1997, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

  SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,

                                          /s/ F. Khulusi
                                          Frank F. Khulusi
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Torrance, California
July 1, 1998

                           CREATIVE COMPUTERS, INC.
                             2555 W. 190TH STREET
                          TORRANCE, CALIFORNIA 90504

                               ----------------

                                PROXY STATEMENT

                               ----------------

                 ANNUAL MEETING OF SHAREHOLDERS--JULY 24, 1998

                INFORMATION CONCERNING SOLICITATION AND VOTING

  This Proxy Statement is furnished by the Board of Directors of Creative Computers, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Friday, July 24, 1998, at 10:00 a.m. local time, at the Marriott Hotel, 3635 Fashion Way, Torrance, California 90503, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about July 1, 1998.

  The close of business on June 25, 1998 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 10,155,063 shares of common stock, par value $.001 per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date.

  Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

  The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 25, 1998: (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation;" (ii) by each director; (iii) by all directors and executive officers of the Company as a group; and (iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                                     NUMBER OF       PERCENT OF
                                                       SHARES          SHARES
                                                    BENEFICIALLY    BENEFICIALLY
                NAME AND ADDRESS(1)                    OWNED           OWNED
                -------------------                 ------------    ------------
Frank F. Khulusi...................................  2,129,333(2)       20.9%
Sam U. Khulusi.....................................  1,911,585(3)       18.8%
Amre A. Youness....................................    777,752(4)        7.7%
Ahmed O. Alfi......................................    153,040(5)        1.5%
Richard M. Finkbeiner..............................     81,916(6)          *
Daniel J. DeVries..................................     75,280(7)          *
Thomas Maloof......................................      2,000(8)          *
The SC Fundamental Value Fund, L.P.................    502,755(9)        5.0%
SC Fundamental Value BVI, Ltd......................    482,945(9)        4.8%
All directors and executive officers as a group (6
 persons)..........................................  4,353,154(10)      42.1%

--------
  *  Less than 1%

 (1) Unless otherwise indicated, the address for each person is 2555 W. 190th Street, Torrance, California 90504.

 (2) Includes (i) 326,340 shares and 8,575 shares held in trust for the benefit of the children of Sam Khulusi and Basimah Khulusi, respectively, and (ii) 33,333 shares issuable within sixty days pursuant to options granted.

 (3) Includes 8,000 shares issuable within sixty days pursuant to options granted.

 (4)  The address for Mr. Youness is 301 North Lake, Suite 910, Pasadena, CA
      91101.

 (5) Includes 8,000 shares issuable within sixty days pursuant to options granted.

 (6) Includes 51,916 shares issuable within sixty days pursuant to options granted.

 (7) Includes 75,280 shares issuable within sixty days pursuant to options granted.

 (8) Includes 2,000 shares issuable within sixty days pursuant to options granted.

 (9) Based on the most recent Schedule 13D by these, and related entities, jointly on June 3, 1998 with the Securities and Exchange Commission. The address for the SC Fundamental Value Fund, L.P. and SC Fundamental Value BVI, Ltd. is 10 East 50th Street, New York, New York 10022.

(10) This figure includes outstanding shares and options described in the preceding footnotes.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

  Four directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below.

  Effective March 1, 1998, Al S. Joseph resigned as a director of the Company, reducing the number of directors to three and creating a vacancy on the Board of Directors. In May 1998, Thomas Maloof was appointed to fill the vacancy and has agreed to seek election with the other nominees.

  The table below gives certain information concerning the nominees and other directors:

                                                                        DIRECTOR
              NAME             AGE               NOMINEE                 SINCE
              ----             ---               -------                --------
   Frank F. Khulusi(1)........ 31  Chairman of the Board, President and   1987
                                    Chief Executive Officer
   Sam U. Khulusi............. 42  Director                               1987
   Ahmed O. Alfi(1)(2)........ 41  Director                               1994
   Thomas Maloof(2)........... 46  Director                               1998

--------
(1) Member of Compensation Committee
(2) Member of Audit Committee

  Frank F. Khulusi is a co-founder of the Company (and its predecessor) and has served as Chairman of the Board, President and Chief Executive Officer of the Company since the Company's inception in 1987. He is the brother of Sam U. Khulusi.

  Sam U. Khulusi is a co-founder of the Company and served as Executive Vice President and Chief Operating Officer of the Company from October 1994 until February 1996. From 1987 until October 1994, Mr. Khulusi served as Chief Financial Officer of the Company. Mr. Khulusi currently is the Chairman and Chief Executive Officer of Emed, LLC, a software development company. He is the brother of Frank F. Khulusi.

  Ahmed O. Alfi has served as a director of the Company since September 1994. Mr. Alfi has served as the Chairman of the Board and Chief Executive Officer of Alfigen, a prenatal diagnostic company, since January 1992. Since January 1996, Mr. Alfi has served as a director of SmarTalk Teleservices, a publicly traded telecommunications service provider.

  Thomas Maloof has served as a director of the Company since May 1998. Mr. Maloof is the President of Perinatal Practice Management, Inc. From September 1997 until February 1998, Mr. Maloof served as Chief Financial Officer of Prospect Medical Holdings. From January 1995 until September 1997, Mr. Maloof was the Chief Executive Officer of Prime Health of Southern California. From October 1992 until December 1994, Mr. Maloof was President of Foundation Health, a California health plan provider.

VOTING INFORMATION

  Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all four of the nominees. A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES. All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Certificate of Incorporation prohibits cumulative voting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the fiscal year ended December 31, 1997, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served.

  During 1997, the members of the Audit Committee were Ahmed Alfi and Al Joseph. In May 1998, Mr. Joseph was succeeded on the Audit Committee by Thomas Maloof. The Audit Committee held one meeting during the year ended December 31, 1997. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company.

  The members of the Compensation Committee are Frank Khulusi and Ahmed Alfi. The Compensation Committee held one meeting during the year ended December 31, 1997 and met a number of times on an informal basis. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company's stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder.

  The Company has no nominating committee or any committee performing those functions. The Board as a whole performs the functions which would otherwise be delegated to a nominating committee.

COMPENSATION OF DIRECTORS

  The Company compensates directors who are not employed by the Company or its affiliates $5,000 per meeting, up to a maximum of four meetings per year, plus expenses for services as a director. Under the Company's Directors' Non-Qualified Stock Option Plan in effect during 1997, each director who was not an employee of the Company was entitled to receive an option to purchase 2,000 shares of the Company's Common Stock upon joining the Board. After the initial grant described above, each director would receive an additional option to purchase 5,000 shares of the Company's Common Stock on the date of each succeeding annual meeting of stockholders so long as the director had served on the Board for at least one year. Options are granted at fair market value on the date of grant and vest on the first anniversary of the date of grant.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth, the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other three executive officers whose compensation exceeded $100,000 for such fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                              LONG TERM
                                 ANNUAL COMPENSATION         COMPENSATION
                         ----------------------------------- ------------
                                                                AWARDS
                                                OTHER ANNUAL ------------   ALL OTHER
   NAME AND PRINCIPAL    FISCAL SALARY   BONUS  COMPENSATION   OPTIONS     COMPENSATION
        POSITION          YEAR    ($)   ($)(1)     ($)(2)        (#)          ($)(3)
   ------------------    ------ ------- ------- ------------   -------     ------------
Frank F. Khulusi........  1997  395,266  25,000       --       100,000           --
 Chairman and Chief       1996  303,900     --        --             0           --
 Executive Officer        1995  300,000     --        --             0           --
Richard M.
 Finkbeiner(4)..........  1997  233,063  94,653       --        20,000        15,246
 Chief Financial Officer  1996  128,195  25,000       --       150,000(5)     18,504
                          1995      --      --        --           --            --
Daniel J. DeVries.......  1997  198,486  25,000       --        15,000           --
 Executive Vice
 President,               1996  198,702  36,937    23,720(6)   130,000(5)        --
 Sales and Marketing      1995  122,418 118,189       --        18,284           --
David R. Burcham(7).....  1997  197,851  22,500       --        20,000           --
 Executive Vice
 President,               1996  166,667  23,333       --       120,000(5)     50,000
 Operations               1995      --      --        --           --            --

--------
(1)  Reflects bonus paid during the fiscal year.

(2) "Other Annual Compensation" includes the following, to the extent that the aggregate amount thereof exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual; personal benefits received by the named individuals and amounts reimbursed the individuals during the year.

(3)  Represents relocation expenses and allowances paid by the Company.

(4)  Mr. Finkbeiner joined the Company in June 1996.

(5) Includes options which were repriced in 1996, including 75,000 for Mr. Finkbeiner, 65,000 for Mr. DeVries and 60,000 for Mr. Burcham.

(6) Represents automobile allowance of $18,182 and health insurance premiums of $5,538.

(7)  Mr. Burcham joined the Company in February 1996 and resigned in May 1998.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table provides information on option grants in fiscal 1997 to the named executive officers:

                                            INDIVIDUAL GRANTS
                         -------------------------------------------------------
                                       % OF TOTAL
                          NUMBER OF   OPTIONS/SARS
                          SECURITIES   GRANTED TO  EXERCISE               GRANT
                          UNDERLYING  EMPLOYEES IN OR BASE                DATE
                         OPTIONS/SARS    FISCAL     PRICE    EXPIRATION   VALUE
          NAME           GRANTED (#)    YEAR(1)     ($/SH)      DATE     ($)(2)
          ----           ------------ ------------ -------- ------------ -------
Frank F. Khulusi........   100,000        28.4      7.125   July 1, 2007 519,100
Richard M. Finkbeiner...    20,000         5.7      7.125   July 1, 2007 103,820
Daniel J. DeVries.......    15,000         4.3      7.125   July 1, 2007  77,865
David R. Burcham........    20,000         5.7      7.125   July 1, 2007 103,820

--------
(1) The Company granted 351,750 options during fiscal 1997.

(2) As suggested by the Commission's rules on executive compensation disclosure, the Company used the Black-Scholes model of options valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The present value calculations are based on a ten-year option term with an expected life of six years. Assumptions include an interest rate of 6.3%, an annual dividend yield of 0% and volatility of 80%.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUE

  The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options.

                          SHARES             NUMBER OF SECURITIES
                         ACQUIRED           UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                            ON     VALUE       OPTIONS AT END OF      IN-THE-MONEY OPTIONS AT
                         EXERCISE REALIZED      FISCAL 1997 (#)       END OF FISCAL 1997 (1)
                         -------- -------- ------------------------- -------------------------
          NAME             (#)      ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------- -------- ----------- ------------- ----------- -------------
Frank F. Khulusi........   --       --        8,333       91,667      $ 23,437     $257,813
Richard M. Finkbeiner...   --       --       31,165       63,835      $120,838     $230,725
Daniel J. DeVries.......   --       --       57,780       81,020      $243,743     $315,308
David R. Burcham........   --       --       38,748       41,252      $150,696     $141,804

--------
(1) Value based on market value of the Company's Common Stock on December 31, 1997 less the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Frank F. Khulusi, a member of the Compensation Committee, is an executive officer of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers of such companies.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Securities Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and The NASDAQ Stock Market. Such officers, directors and ten percent shareholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with except that Ahmed Alfi was one day late in filing his Form 5.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

  The Compensation Committee reviews with management cash and other compensation policies for employees, makes recommendations to the Board of Directors regarding compensation matters and determines (acting through a sub-committee) the compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company's stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder. The compensation of the executive officers of the Company, except for the compensation of the Chief Executive Officer, is set and approved by the Compensation Committee of the Board of Directors based on the recommendation of the Chief Executive Officer.

 Compensation Policies

  The Compensation Committee's executive compensation policies are designed to provide levels of compensation that integrate pay with the Company's objectives and goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be adequate to recruit, retain and motivate key employees.

  There are three primary elements in the Company's executive compensation program:

    . Base salary

    . Bonus

    . Stock options

  Individual base salaries are established based on an executive officer's experience, historical contribution and future importance to the Company and other subjective factors, without assigning a specific weight to individual factors.

  Bonuses are paid pursuant to executive bonus plans. Bonus awards are set based on various goals dependent upon the person's function in the organization. Certain individuals' bonus plans are set as a percentage of base salary, with the specific percentage determined by the person's position within the Company. The award of bonuses is dependent on the achievement of specified goals. The achievement of quantitative goals at the department and corporate levels is the primary factor in determining bonuses and such goals are tied to the achievement of specified performance targets.

  The Chief Executive Officer's bonus, if any, is determined as set forth in his employment contract, as described below.

  The Company believes that a component of the compensation paid to the Company's executives over the long term should be derived from stock options. The Company believes that stock ownership in the Company is a valuable incentive to executives and that the grant of stock options to them serves to align their interests with the interests of the stockholders as a whole and encourages them to manage the Company in its best interests. The Compensation Committee determines whether to grant stock options, as well as the amount of the grants, based on a person's position within the Company.

 Compensation of Chief Executive Officer

  In establishing the Chief Executive Officer's overall compensation, a sub-committee of the Compensation Committee (the "Sub-Committee"), considered a number of factors, including the record of leadership and service provided by the Chief Executive Officer since co-founding the Company. The Sub-Committee has not found it practicable to, and has not attempted to, assign relative weights to the specific factors considered in determining the Chief Executive Officer's compensation. Consistent with the Company's overall executive compensation program, the Chief Executive Officer's compensation is composed of base salary and bonus. The Chief Executive Officer's base salary was set at $400,000 in his employment agreement with the Company and is currently his base salary for 1998. During 1995, the Chief Executive Officer elected to reduce his salary, in consultation with the Compensation Committee, to $300,000. The Chief Executive Officer's salary remained at $300,000 throughout 1996. In 1997, the Chief Executive Officer's base salary was restored to $400,000. In 1997, the Chief Executive Officer received a bonus of $25,000 and a stock option to purchase 100,000 shares of Common Stock.

 Policy Regarding Deductibility of Compensation for Tax Purposes--Compliance
   With Internal Revenue Code Section 162(m)

  Section 162(m) of the Code, generally disallows a tax deduction to public companies for annual compensation over $1 million paid to the chief executive officer or any of the four other most highly compensated executive officers. However, certain compensation meeting a tax law definition of "performance-based" is generally exempt from this deduction limit. The Company does not currently have a policy regarding qualification of cash compensation, such as salary and bonuses, for deductibility under Section 162(m). However, none of the Company's executives receives such compensation at levels that approach the Section 162(m) $1 million limit. The Company has included provisions in the 1994 Stock Incentive Plan designed to enable grants of options and SARs to executive officers affected by Section 162(m) to qualify as "performance-based" compensation. However, such grants cannot qualify until such grants are made by a "disinterested committee" under Section 162(m), which the Company currently does not have.

                            COMPENSATION COMMITTEE

                                 Ahmed O. Alfi
                               Frank F. Khulusi

EMPLOYMENT AGREEMENT

  In January 1995, the Company entered into a three-year employment agreement with Frank F. Khulusi (the "Employment Agreement"). Although the original term of the Employment Agreement expired January 1, 1998, the Employment Agreement further provides for one-year automatic extensions if the Employment Agreement is not terminated by the Company or Mr. Khulusi. In 1997, the Employment Agreement provided for an annual base salary to Mr. Khulusi of $400,000. The Employment Agreement also provides that Mr. Khulusi is entitled to certain severance benefits in the event that his employment is terminated by the Company "without cause" or by Mr. Khulusi for "good reason" or following a "change of control" (all as defined in the Employment Agreement). In such cases, Mr. Khulusi would receive two times his salary and bonus for the preceding twelve months in a lump sum distribution following notice of termination.

STOCK PERFORMANCE GRAPH

  The performance graph below compares the cumulative total stockholder return of the Company with the cumulative total return of the Nasdaq Stock Market-US Companies Index ("Nasdaq-US") and the Nasdaq Retail Trade Index ("Nasdaq-Retail"). The performance graph assumes that $100 was invested in the Company's initial public offering, on April 4, 1995, in common stock of the Nasdaq-US and Nasdaq-Retail. The stock price performance shown in this graph is neither necessarily indicative of nor intended to suggest future stock price performance.
                     COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG CREATIVE COMPUTERS, INC., NASDAQ-US, NASDAQ-RETAIL

                        PERFORMANCE GRAPH APPEARS HERE

                             Creative         NASDAQ STOCK    NASDAQ
Measurement Period           Computers Inc.   MARKET (U.S.)   RETAIL TRADE
(Fiscal Year Covered)        MALL             INAS            INAR
-------------------          --------------   -------------   ------------
Measurement Pt- 4/04/95      $100             $100            $100
FYE   12/95                  $107             $130            $111
FYE   12/96                  $ 43             $160            $133
FYE   12/97                  $ 58             $196            $156

                                 PROPOSAL TWO

    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors selected the accounting firm of Price Waterhouse LLP to serve as its independent accountants for the fiscal year ending December 31, 1998. Price Waterhouse LLP has audited the Company's financial statements since 1994. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock present or represented at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter but broker non-votes will not be counted for this purpose. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint other independent accountants, but the Board of Directors will give consideration to such unfavorable vote.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its executive offices on or before March 5, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                 OTHER MATTERS

  A copy of the Company's 1997 Annual Report is included with this Proxy Statement.

  All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

  The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

  Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written request to Richard M. Finkbeiner, Chief Financial Officer, Creative Computers, Inc., 2555 W. 190th Street, Torrance, California 90504.

                                          By Order of the Board of Directors,

                                          /s/ F. Khulusi
                                          FRANK F. KHULUSI
                                          Chairman of the Board, President and
                                          Chief Executive Officer

July 1, 1998
Torrance, California

PROXY                       CREATIVE COMPUTERS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS--JULY 24, 1998

  The undersigned hereby appoints Frank F. Khulusi and Sam U. Khulusi, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents") in the name of the undersigned, to attend the Annual Meeting of Shareholders of Creative Computers, Inc. to be held at the Marriott Hotel, 3635 Fashion Way, Torrance, California 90503 on Friday, July 24, 1998 at 10:00 a.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

  1. ELECTION OF DIRECTORS

   [_] FOR the nominees listed below         [_] WITHHOLD AUTHORITY
       (except as marked to the contrary).       to vote for nominees listed
                                                 below.

    (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                 THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

              FRANK F. KHULUSI                              SAM U. KHULUSI
               AHMED O. ALFI                                THOMAS MALOOF

  2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP as the Company's independent accountants for the Company's current fiscal year.

     [_] FOR     [_] AGAINST    [_] ABSTAIN

  3. In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

 THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION
            IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.




                                           PLEASE DATE AND SIGN the enclosed
                                           proxy exactly as the name(s)
                                           appears herein and return promptly
                                           in the accompanying envelope. If
                                           the shares are held by joint
                                           tenants or as community property,
                                           both shareholders should sign.
                                           Receipt of Notice of Annual Meeting
                                           of Shareholders, Annual Report for
                                           the year ended December 31, 1997
                                           and Proxy Statement dated July 1,
                                           1998 is hereby acknowledged by the
                                           undersigned.

                                           Dated:________________________, 1998

                                           ____________________________________
                                                        Signature

                                           ____________________________________
                                                  Name, typed or printed

                                           ____________________________________
                                               Tax identification or social
                                                     security number

                                           ____________________________________
                                                        Signature

                                           ____________________________________
                                                  Name, typed or printed

                                           ____________________________________
                                               Tax identification or social
                                                     security number

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.